United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2014

Date of Report (date of earliest event reported)

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869

(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)

562.552.9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K

Item 5.07. Submission of Matters to a Vote of Security Holders.

UTi Worldwide Inc., (the “Company”) held its annual meeting of shareholders on June 9, 2014 (the “Annual Meeting”) in the Company’s Long Beach Solutions Center located at 100 Oceangate Boulevard, Suite 1500, Long Beach, California 90802, USA. Holders of the Company’s ordinary shares were entitled to one vote per share and holders of the Company’s convertible preference shares were entitled to the number of votes equal to the number of ordinary shares which could have been issued had the convertible preference shares been convertible on the record date. Holders of the Company’s ordinary shares and convertible preference shares voted together, as a single class, on all matters (including the election of directors) submitted to a vote of shareholders at the Annual Meeting. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1 – Election of Directors

At the Annual Meeting, both of the Company’s nominees as listed in the Company’s proxy statement were elected. Accordingly, the following individuals were elected as class “B” directors to serve a three year term and until their respective successors are duly elected and qualified. The results of the vote were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric W. Kirchner	84,784,536	2,231,472	64,211	4,890,377
Leon J. Level	76,518,512	10,052,969	598,738	4,890,377

Proposal 2 – Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the compensation tables and narrative discussion following the Compensation Discussion and Analysis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,109,907	1,637,163	423,149	4,890,377

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accountants

At the Annual Meeting, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending January 31, 2015 was ratified by the Company’s shareholders. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,998,194	1,059,819	2,583	0

Proposal 4 – Approval of the Flexible Settlement Feature in Connection with the Potential Conversion of the Company’s 4.50% Convertible Senior Notes Due 2019

At the Annual Meeting, the Company’s shareholders voted to approve the flexible settlement feature in connection with the potential conversion of the Company’s 4.50% Convertible Senior Notes Due 2019 (the “2019 Notes”). Accordingly, the Company will now have the option to settle conversions of the 2019 Notes by paying cash, issuing shares, or by a combination of paying cash and issuing shares as provided for in the Indenture for the 2019 Notes. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,349,537	968,999	851,683	4,890,377

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.

Date: June 12, 2014	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President and Chief Legal Officer